UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 268-5300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan

On June 9, 2016, at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”), the shareholders of the Company approved an amendment and restatement of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (as amended and restated, the “Amended and Restated 2013 Plan”), including to provide for awards of restricted stock or restricted stock units. Descriptions of the amendment and restatement and the Amended and Restated 2013 Plan are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2016, in the section entitled “Proposal No. 3: Approval of Amendment to the Company’s Stock Option Plan,” which is incorporated in this report by reference. This description is qualified in its entirety by reference to the copy of the Amended and Restated 2013 Plan that is attached as Exhibit 10.1 to this Current Report on Form 8‑K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 9, 2016. Set forth below are the three proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. At the Annual Meeting, the Company’s shareholders approved each of the three proposals considered, all of which are described in detail in the Definitive Proxy Statement, as filed with the SEC on April 18, 2016. Other than the three proposals set forth below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action.

On the record date for the Annual Meeting, there were 213,173,785 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 153,062,321 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The seven nominees named in the Definitive Proxy Statement were elected to serve as directors for a one-year term expiring at the Company’s 2017 Annual Meeting of Shareholders. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Chang H. Ahn	53,124,602	16,245,631	83,692,088
Charles Beever	52,549,708	16,820,525	83,692,088
Peter Brandt	52,563,361	16,806,872	83,692,088
Mark Carthy	52,556,167	16,814,066	83,692,088
Kwang Soo Cheong	52,969,552	16,400,681	83,692,088
Richard J. Rodgers	52,561,774	16,808,459	83,692,088
Peter Suzdak	52,548,811	16,821,422	83,692,088

Proposal 2 – The appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was ratified by a majority of the votes cast. The voting results are as follows:

For	Against	Abstain
130,898,861	4,983,500	17,179,960

There were no broker non-votes for Proposal 2.

Proposal 3 – The amendment and restatement of the 2013 Plan, including to provide for awards of restricted stock or restricted stock units, was approved by a majority of the votes cast. The voting results were as follows:

For	Against	Abstain
48,512,254	5,736,371	15,121,608

There were 83,692,088 broker non-votes for Proposal 3.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan, as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Dated:	June 10, 2016
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan, as Amended and Restated